CERTIFICATION PURSUANT TO RULE 13a-14(a) AND RULE 15d-14(a)
         SECTION 1350, CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002




     In connection with the Quarterly Report on Form 10-Q for the quarter ended May 31, 2004, (the "Report") of Audiovox Corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof, I, John J. Shalam, the Chief Executive Officer of the Company certify, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/John J. Shalam
John J. Shalam
President and Chief Executive Officer
July 15, 2004

                                  Exhibit 32.1